                                    CENTURY
                                     SHARES
                                     TRUST

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

DEAR FELLOW SHAREHOLDERS:

In 1998, the long bull market in U.S. equities has continued with only brief interruptions. Positive momentum has overcome concerns about Asia, slowing demand in some industries, and a number of negative earnings surprises. In this environment, Century Shares Trust rose 11.6% during the first six months versus a total return of 17.7% for the Standard & Poor's 500 Stock Index. For the twelve months ended June 30th, the Trust returned 34.5% compared with 30.2% for the Index.

Operating results for portfolio companies during the first quarter were satisfactory:

FIRST QUARTER OF 1998                                     MEDIAN RESULT

Revenue Growth .....................................           6.9%
Increase in Operating Earnings Per Share ...........          14.3
Annualized Return on Equity ........................          13.6
Annualized Growth in Book Value Plus Dividends .....          14.0

Estimates published by analysts generally have projected full-year results in line with actual first quarter experience. As second quarter comparisons for some property-casualty insurance underwriters will be less favorable due to weather conditions, earnings expectations may be lowered after first half results are reported. It seems likely, however, that this possibility has been reflected in stock prices already. While we believe it is important to comment on recent performance of the Trust and its investee companies in these semi-annual updates, it is critical that investors not get caught up in the moment and lose perspective. The rest of this report focuses on long-term operating results and valuations.

LONG-TERM OPERATING RESULTS
The Trust's investment objective is to produce long-term growth of principal and income. To accomplish this goal, we buy and hold positions in companies that we believe are well-managed and well-positioned to produce solid and profitable operating growth over long periods of time. We try not to pay too high a price for this growth, and, while we diversify, we also tend to concentrate assets where we have the most confidence. The table below shows that operating results for our portfolio companies during the last five years continued to compare favorably with similar data for the S&P 500 Index, a good proxy for the largest, most successful companies.

VALUATIONS
The last few years have been extraordinarily profitable for investors, and, as a result of very favorable economic trends and expectations, prices of equities now trade at relatively high levels. The table on the next page compares current valuations against the mean valuations over the five years ended in 1997. Whether measured by relationship to book value or earnings, stocks in general, as represented by the S&P Index, are significantly more expensive than the norm of recent years. On the other hand, alternatives for investors are expensive as well, as anyone who has followed bond yields can attest.

-------------------------------------------------------------------------------
              FIVE-YEAR RESULTS -- PERIOD ENDED DECEMBER 31, 1997

                                     GROWTH OF PER
                                   SHARE BOOK VALUE             AVERAGE ANNUAL
                                    PLUS DIVIDENDS             RETURN ON EQUITY
                                   ----------------            ----------------
Century Shares Trust                    19.8%                        15.6%
Standard & Poor's 500 Stock Index       15.0                         16.9

Note: Century Shares Trust's portfolio company data weighted on the basis of the Trust's investment in each security.
      Standard & Poor's 500 Stock Index book value is estimated.

------------------------------------------------------------------------------------------------------------
                                                       VALUATIONS

                                          MARKET PRICE
                                          TO BOOK VALUE                   MARKET PRICE TO EARNINGS
                                        --------------------      ------------------------------------------
                                                                  CURRENT    CURRENT      CURRENT
                                                     5-YEAR       ON 1997    ON 1998      ON 1999     5-YEAR
                                        CURRENT       MEAN        ACTUAL    ESTIMATES    ESTIMATES     MEAN
                                        -------      ------       -------   ---------    ---------    ------
Century Shares Trust ("CST")             2.46x        2.01x        21.1x       19.0x       16.8x       14.2x
Standard & Poor's 500 Stock Index        4.37         2.82         28.5        23.7        22.1        18.2
CST as % of S&P Valuation                56.3%        71.3%        76.1%       80.2%       76.0%       78.0%

Note: Current valuations are based on market prices as of June 30, 1998, and December 31, 1997 book values.
      Data for CST reflects the June 30, 1998 portfolio weighted according to the size of investment in each issue. Standard & Poor's 500 Stock Index book value is estimated.
------------------------------------------------------------------------------------------------------------

The Trust's portfolio continues to sell at a discount to the market which is wider than average relative to book values and roughly in line with the past five years based on P/E ratios. There have been times when the Trust's portfolio stocks sold at a premium to the general market, and such an environment could well be repeated. While that would be an exciting experience, there is something to be said for owning relatively good values at a time like the present.

OUTLOOK
The profound structural, product and distribution changes occurring in the risk management and financial services industries are creating both opportunities and dangers for the players involved. Some bold moves will fail due to faulty strategies or execution. Many new developments, however, will lead to better products delivered much more efficiently and provide enhanced profits to the winners.

We believe our current holdings are well-positioned for the future. Sixteen portfolio companies have increased dividends so far in 1998, suggesting that their directors share our confidence. While concerned with the possibility of significant short-term volatility in equity markets generally, we are enthusiastic about the business prospects, quality of management, and long-term growth potential of the Trust's holdings.

NEW APPOINTMENTS
Jerry S. Rosenbloom Ph.D., Professor of Insurance and Risk Management at the Wharton School of the University of Pennsylvania, was elected a trustee of Century Shares Trust effective April 1, 1998. Dr. Rosenbloom has written extensively in the insurance, risk management and employee benefits areas and has long been involved in industry activities.

Michael J. Poulos, retired Chairman and CEO of Western National Corporation, was elected a trustee of the Trust on June 26, 1998. A Director of American General Corporation, Mr. Poulos' distinguished professional career includes serving as president and vice chairman of that leading financial services company.

Both Mr. Poulos and Dr. Rosenbloom have service as directors of insurance and investment management organizations. We are honored that these industry leaders have joined the Board and look forward to the Trust's benefitting from their many years of experience and perspective.

                     Respectfully submitted,

                 /s/ William W. Dyer, Jr.

                     William W. Dyer, Jr.,
                     Managing Trustee

Boston, Massachusetts                                          August 10, 1998

PORTFOLIO OF INVESTMENTS -- JUNE 30, 1998
COMMON STOCKS: INSURANCE COMPANIES -- 90.1%

     SHARES                                                          VALUE
     ------                                                          -----
    200,000      AFLAC Inc. ...............................      $  6,062,500
    140,000      The Allstate Corp. .......................        12,818,750
    200,000      American General Corp. ...................        14,237,500
    450,000      American Heritage Life Investment Corp. ..        10,406,250
    275,000      American International Group, Inc. .......        40,150,000
    430,000      AON Corp. ................................        30,207,500
    265,000      The Chubb Corp. ..........................        21,299,375
    750,000      Cincinnati Financial Corp. ...............        28,781,250
    115,000      General Re Corp. .........................        29,152,500
     75,000      HSB Group, Inc. ..........................         4,012,500
    225,000      Marsh & McLennan Companies ...............        13,598,436
    390,000      MBIA, Inc. ...............................        29,201,250
    360,000      Mercury General Corp. ....................        23,197,500
    285,000      Ohio Casualty Corp. ......................        12,611,250
    295,000      The Progressive Corp. ....................        41,595,000
    340,000      Protective Life Corp. ....................        12,473,750
    220,000      Provident Companies., Inc. ...............         7,590,000
     50,000      Reliastar Financial Corp. ................         2,400,000
    385,000      SAFECO Corp. .............................        17,493,438
    542,840      St. Paul Companies, Inc. .................        22,833,208
    525,000      Torchmark Corp. ..........................        24,018,750
    200,000      UNUM Corp. ...............................        11,100,000
                                                                 ------------
                                                                  415,240,707
                                                                 ------------
COMMON STOCKS: BANKING INSTITUTIONS -- 6.3%
    110,000      Banc One Corp. ...........................         6,139,375
    100,000      J.P. Morgan & Co., Inc. ..................        11,712,500
    130,000      Wachovia Corp. ...........................        10,985,000
                                                                 ------------
                                                                   28,836,875
                                                                 ------------
TOTAL INVESTMENTS IN COMMON STOCKS -- 96.4%
  (Identified cost, $104,098,962) .........................       444,077,582
                                                                 ------------
CASH EQUIVALENTS -- 3.6%
 16,501,000      State Street Bank and Trust Eurodollar
                   Time Deposit, at cost approximating
                   value, maturity 7/1/98 .................        16,501,000
                                                                 ------------
TOTAL INVESTMENTS -- 100% (Identified cost, $120,599,962) .      $460,578,582
                                                                 ============

                       See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES -- June 30, 1998
------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note 1A) (Identified cost, $120,599,962) ..............      $460,578,582
Dividends and interest receivable ............................................           541,627
Receivable for Trust shares sold .............................................         2,163,999
Prepaid expenses .............................................................             6,097
                                                                                    ------------
        Total assets .........................................................       463,290,305
LIABILITIES:
Payable for Trust shares repurchased .........................       $   19,082
Accrued investment adviser fee (Note 5) ......................          252,774
Accrued expenses and other liabilities .......................           83,883
                                                                     ----------
        Total liabilities ....................................................           355,739
                                                                                    ------------
NET ASSETS (Note 3) ..........................................................      $462,934,566
                                                                                    ============
Per share net asset value, offering price and redemption price ($462,934,566 /
  9,326,009 shares of $1.00 par value capital stock outstanding) (Note 2) ....         $49.64
                                                                                       ======

STATEMENT OF OPERATIONS -- Six Months Ended June 30, 1998
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends .................................................................     $  3,051,238
    Interest ..................................................................          534,807
                                                                                    ------------
        Total income ..........................................................        3,586,045
  Expenses:
    Investment adviser fee (Note 5) ...........................      $1,460,232
    Non-interested trustees' remuneration .....................          35,000
    Transfer agent ............................................          99,287
    Custodian .................................................          34,788
    Insurance .................................................           9,714
    Professional fees .........................................          25,454
    Registration costs ........................................          34,046
    Printing and other ........................................          18,079
                                                                     ----------
        Total expenses ........................................................        1,716,600
                                                                                    ------------
            Net investment income .............................................        1,869,445
                                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investment transactions ..............................        9,275,388
  Increase in net unrealized appreciation of investments ......................       36,632,004
                                                                                    ------------
            Net realized and unrealized gain on investments ...................       45,907,392
                                                                                    ------------
Net increase in net assets resulting from operations ..........................     $ 47,776,837
                                                                                    ============

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 1998     DECEMBER 31, 1997
                                                             ----------------    -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ................................       $  1,869,445        $  3,432,283
  Net realized gain on investment transactions .........          9,275,388          17,070,025
  Increase in net unrealized appreciation of investments         36,632,004         115,223,568
                                                               ------------        ------------
    Net increase in net assets resulting from operations         47,776,837         135,725,876
                                                               ------------        ------------
Net equalization (Note 1C) .............................            (22,696)             53,124
                                                               ------------        ------------
Distributions to shareholders from:
  Net investment income ................................         (1,846,701)         (3,370,609)
  Realized gain from investment transactions ...........                  0         (16,991,380)
Trust share transactions -- net (Note 2) ...............          2,451,604          28,377,066
                                                               ------------        ------------
      Total increase ...................................         48,359,044         143,794,077
NET ASSETS:
  At beginning of period ...............................        414,575,522         270,781,445
                                                               ------------        ------------
  At end of period (including accumulated distributions
    in excess of net investment income of $270,104 and
    $270,152, respectively) ............................       $462,934,566        $414,575,522
                                                               ============        ============

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
                            SIX MONTHS ENDED JUNE 30,                        YEAR ENDED DECEMBER 31,
                            -------------------------   ------------------------------------------------------------------
                               1998          1997          1997          1996          1995         1994          1993
                            ----------    ----------    ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE,
  beginning of period ...   $    44.66    $    31.30    $    31.30    $    28.07    $    21.77    $    24.04    $    25.68
                            ----------    ----------    ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .   $     0.20    $     0.20    $     0.39    $     0.46    $     0.41    $     0.44    $     0.43
Net realized and
  unrealized gain
  (loss) on investments .         4.98          7.48         15.25          4.34          7.22         (1.38)        (0.52)
                            ----------    ----------    ----------    ----------    ----------    ----------    ----------
Total income from
  investment operations .   $     5.18    $     7.68    $    15.64    $     4.80    $     7.63    $    (0.94)   $    (0.09)
                            ----------    ----------    ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS FROM:
  Net investment income .   $    (0.20)   $    (0.20)   $    (0.38)   $    (0.46)   $    (0.41)   $    (0.45)   $    (0.45)
  Net realized gain on
    investmenttransactions        --            --           (1.90)        (1.11)        (0.92)        (0.88)        (1.10)
                            ----------    ----------    ----------    ----------    ----------    ----------    ----------
      Total distributions   $    (0.20)   $    (0.20)   $    (2.28)   $    (1.57)   $    (1.33)   $    (1.33)   $    (1.55)
                            ----------    ----------    ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, end of
   period ...............   $    49.64    $    38.78    $    44.66    $    31.30    $    28.07    $    21.77    $    24.04
                            ==========    ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN ............         11.6%         24.5%         50.1%         17.2%         35.2%         (3.9)%        (0.4)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000 omitted) .........   $  462,935    $  349,939    $  414,576    $  270,781    $  267,181    $  205,904    $  242,781
  Ratio of expenses to
    average net assets ..         0.79%*        0.83%*        0.82%         0.87%         0.94%         1.01%         0.82%
  Ratio of net investment
    income to average
    net assets ..........         0.86%*        1.19%*        1.04%         1.58%         1.60%         1.93%         1.72%
PORTFOLIO TURNOVER RATE .            1%            3%            6%            3%            5%            2%           19%

*Annualized

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes -- It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Equalization -- The Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Trust shares equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares.

D. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

E. Use of Estimates -- The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from those estimates.

(2) TRUST SHARES -- At June 30, 1998, 9,326,009 shares were outstanding. The number of authorized shares of $1.00 par value is unlimited. Transactions in Trust shares were as follows:

                           SIX MONTHS ENDED                YEAR ENDED
                             JUNE 30, 1998              DECEMBER 31, 1997
                       -------------------------    -------------------------
                        SHARES         AMOUNT        SHARES         AMOUNT
                      ----------    ------------   ----------    ------------
Sold ...............   1,238,237    $ 58,639,591    2,104,952    $ 83,150,199
Issued to
  shareholders in
  reinvestment of
  distributions
  from:
    Net investment
      income .......      26,388       1,296,056       60,077       2,472,550
    Realized gain on
      investment
      transactions .      --             --           298,078      13,237,627
                      ----------    ------------   ----------    ------------
                       1,264,625      59,935,647    2,463,107      98,860,376
Repurchased ........  (1,221,820)    (57,484,043)  (1,832,014)    (70,483,310)
                      ----------    ------------   ----------    ------------
        Net increase      42,805    $  2,451,604      631,093    $ 28,377,066
                      ==========    ============   ==========    ============

(3) SOURCES OF NET ASSETS -- At June 30, 1998, net assets consisted of:

  Capital paid-in ...........................................    $114,038,902
  Accumulated distributions in excess of net
    investment income .......................................        (270,104)
  Accumulated undistributed net realized gain on
    investment transactions .................................       9,187,148
  Unrealized appreciation in value of investments ...........     339,978,620
                                                                 ------------
        Net assets applicable to outstanding capital stock ..    $462,934,566
                                                                 ============

(4) INVESTMENT SECURITY TRANSACTIONS -- Other than U.S. Government obligations and bank time deposits, purchases and sales of investment securities aggregated $15,452,434 and $4,458,937, respectively, during the six months ended June 30, 1998. At June 30, 1998, the cost of investments for federal tax purposes was $120,599,962. Net unrealized appreciation for all securities at that date was $339,978,620. This consisted entirely of aggregate gross unrealized appreciation.

(5) INVESTMENT ADVISER FEE -- The investment adviser fee is earned by Century Capital Management, Inc. ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.7% of the first $250 million and 0.6% of the amounts exceeding $250 million of the Trust's net asset value. For the six months ended June 30, 1998, the fee amounted to $1,460,232. Officers and Trustees of the Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Century Shares Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Century Shares Trust as of June 30, 1998, the related statement of operations for the six months then ended, the statement of changes in net assets for the six months then ended and for the year ended December 31, 1997, and the financial highlights for the six months ended June 30, 1998 and 1997 and for each of the years in the five-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Century Shares Trust at June 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 17, 1998

TRUSTEES
Allan W. Fulkerson, Chairman
William O. Bailey
John E. Beard
William W. Dyer, Jr.
Ernest E. Monrad
Michael J. Poulos
Jerry S. Rosenbloom

INVESTMENT ADVISER
Century Capital Management, Inc.

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
Boston Financial Data Services, Inc.

LEGAL COUNSEL
Palmer & Dodge LLP

AUDITORS
Deloitte & Touche LLP

TELEPHONE
617-482-3060
800-321-1928
800-303-1928 (Shareholder Hotline)

AVERAGE ANNUAL TOTAL RETURNS
The average annual total returns for the Trust for the indicated investment periods ended June 30, 1998, were as follows: (i) one year = 34.55%, (ii) five years = 19.88%, (iii) ten years = 19.09%. These data represent past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus.